UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

The following Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2005 and the Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended September 30, 2005 and 2004 and the year ended March 31, 2005 have been prepared to illustrate the estimated effect of the December 1, 2005 merger of MTM Technologies (Massachusetts), LLC and Nexl, Inc. (the "Merger") applying United States generally accepted accounting principles ("GAAP") under the purchase method of accounting. Allocations of the purchase price have been determined based on preliminary estimates of fair values and are subject to change. The Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2005 was prepared as if the Merger were consummated on September 30, 2005. The Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended September 30, 2005 and 2004 and the year ended March 31, 2005 were prepared as if the Merger were consummated as of April 1, 2004 and, in the case of the Unaudited Pro Forma Condensed Combined Statement of Operations for the six months ended September 30, 2004 and the year ended March 31, 2005, gives pro forma effect to the acquisitions of Network Catalyst, Inc., Vector ESP, Inc. and Vector ESP Management, Inc., and Info Systems, Inc., (collectively, the "Other Acquisitions") as if the Other Acquisitions occurred on April 1, 2004.

On November 23, 2005, the Company entered into a secured credit agreement with Columbia Partners, L.L.C. Investment Management, as Investment Manager, and National Electric Benefit Fund, as Lender (the "Lender"), whereby the Company issued and sold to the Lender a promissory note in the principal amount of $25 million (the "Columbia Loan") and the Company issued and sold to the Lender a warrant entitling the Lender to purchase 700,000 shares of the Company's Common Stock at an exercise price of $4.06 per share (the "Columbia Warrant" and together with the Columbia Loan, the "Columbia Transaction"). Also on November 23, 2005 the Company issued and sold to Pequot Private Equity Fund III, LLP, Pequot Offshore Private Equity Partners III, L.P, Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC Partners II, LLC (collectively , the "Purchasers") 3,076,923 shares of Series A-5 Preferred Stock and 450,000 Series A-5 Warrants (collectively, the "A-5 Transaction") for an aggregate purchase price of $10 million. The Unaudited Pro Forma Condensed Combined Balance Sheet as of September 30, 2005 was prepared as if the Columbia Transaction and the A-5 Transaction were consummated on September 30, 2005. The Unaudited Pro Forma Condensed Combined Statements of Operations for the six months ended September 30, 2005 and 2004 and the year ended March 31, 2005 were prepared as if the Columbia Transaction and the A-5 Transaction were consummated as of April 1, 2004.

The Unaudited Pro Forma Condensed Combined Financial Statements are provided for illustrative purposes only and do not purport to represent what the financial position or results of operations of the Company would actually have been if the Merger and the Other Acquisitions had in fact occurred on the dates indicated or to project the financial position or results of operations for any future date or period. The Unaudited Pro Forma Condensed Combined Financial Statements should be read in conjunction with the note thereto and the consolidated financial statements of the Company and Nexl and the related notes thereto previously filed with the Securities and Exchange Commission.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET
AS OF SEPTEMBER 30, 2005
(IN THOUSANDS)

                                                   MTM TECHNOLOGIES,
                                                        INC. AND
                                                      SUBSIDIARIES         NEXL, INC.
                                                     (SEPTEMBER 30,      (SEPTEMBER 30,       PRO FORMA            PRO FORMA
                                                        2005)(A)             2005)(B)        ADJUSTMENTS            COMBINED
                                                   ------------------    ----------------    -------------         ----------
   ASSETS
Current Assets:

   Cash and cash equivalents                       $           4,193     $           623     $     25,000  (A)     $  25,216
                                                                                             $     10,000  (A)
                                                                                                  (13,300) (B)
                                                                                                     (700) (C)
                                                                                                     (600) (D)

   Accounts receivable - trade, net of allowance              34,934              15,274                              50,208
   Inventories                                                 2,642                  30                               2,672
   Prepaid expenses and other current assets                   3,042                  90                               3,132
                                                   --------------------------------------------------------------------------
Total current assets                                          44,811              16,017           20,400             81,228
   Property and Equipment, net                                 6,717               3,374                              10,091
   Goodwill                                                   39,377                               22,650  (B)        59,609
                                                                                                   (3,718) (E)
                                                                                                      700  (C)
                                                                                                      600  (D)
   Intangibles, net of amortization                            5,341                                  250  (B)         5,591
   Other Assets                                                  796                  52                                 848
                                                   --------------------------------------------------------------------------

Total Assets                                       $          97,042     $        19,443     $     40,882          $ 157,367
                                                   ==========================================================================

   LIABILITIES AND SHAREHOLDERS' EQUITY
Current Liabilities:
   Secured notes payable                                       9,818                                                   9,818
   Inventory financing agreements                              4,594                                                   4,594
   Current portion of promissory notes                           750                                                     750
   Accounts payable and accrued expenses                      22,544              14,337                              36,881
   Deferred revenue                                            4,152               1,388                               5,540
   Current portion of capital lease obligations                  235                                                     235
                                                   --------------------------------------------------------------------------
Total current liabilities                                     42,093              15,725                0             57,818

   Senior subordinated debt                                                                        25,000  (A)        25,000
   Senior subordinated debt discount                                                               (1,701) (A)        (1,701)
   Warrant and future rights liability                         5,043                                1,701  (A)         6,744
   Non-current portion of promissory notes and
     notes payable                                                                                                         0
   Non-current portion of lease obligation                       281                                                     281
                                                   --------------------------------------------------------------------------

Total liabilities                                             47,417              15,725           25,000             88,142

Shareholders' Equity:
   Series A convertible preferred stock                       41,175                               10,000  (A)        51,175
   Common stock                                                    8                   6                3  (B)            11
                                                                                                       (6) (E)

   Additional paid-in capital                                 30,888               2,238            9,597  (B)        40,485
                                                                                                   (2,238) (E)

   Retained Earnings/(Accumulated deficit)                  (22,446)               1,474           (1,474) (E)       (22,446)
                                                   --------------------------------------------------------------------------

Total shareholders' equity                                    49,625               3,718           15,882             69,225
                                                   --------------------------------------------------------------------------

Total Liabilities and Shareholders' Equity         $          97,042     $        19,443     $     40,882          $ 157,367
                                                   ==========================================================================


(a) Represents the historical unaudited balance sheet of MTM Technologies, Inc. as of September 30, 2005 derived from the consolidated financial statements included in MTM Technologies, Inc. Quarterly Report on Form 10-Q for the six months ended September 30, 2005

(b) Represents the historical unaudited balance sheet of Nexl, Inc. derived from the financial statements of Nexl., Inc. as of September 30, 2005.

(A) Represents the Columbia Transaction and the A-5 Transaction. In addition to financing the cash consideration paid in the Merger, the proceeds of these financings will be used to continue to acquire other businesses to further our growth through acquisition strategy, as well as for working capital needs.

(B) Represents completion of the Merger for cash consideration of $13,300 and stock consideration of 3,000,000 common shares at the September 30, 2005 closing market price per share of MTM common stock of $3.20.

(C) Represents estimated transaction costs for the Merger, the Columbia Transaction and the A-5 Transaction.

(D) Represents estimated cash distributions to Nexl, Inc.'s controlling shareholder taken in anticipation of the Merger.

(E) Represents the elimination of Nexl, Inc. stockholders' equity upon consolidation.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2005
(IN THOUSANDS, EXCEPT FOR PER SHARE DATA)

                                                   MTM TECHNOLOGIES,
                                                        INC. AND                               PRO FORMA           PRO FORMA
                                                    SUBSIDIARIES(A)       NEXL, INC.(B)       ADJUSTMENTS           COMBINED
                                                   ------------------    ----------------    -------------         ----------
Net revenues:

Products                                           $          67,190     $        34,090     $          -          $ 101,280
Services                                                      29,409               6,016                              35,425
                                                   --------------------------------------------------------------------------
                                                              96,599              40,106                             136,705
                                                   --------------------------------------------------------------------------
Costs and expenses:
Cost of products sold                                         57,674              27,039                              84,713
Cost of services provided                                     17,129               4,772                              21,901
Selling, general and administrative expenses                  22,643               6,960                              29,603
                                                   --------------------------------------------------------------------------
                                                              97,446              38,771                             136,217
                                                   --------------------------------------------------------------------------

Other (Income)                                                                                                             -
Interest (income) expense                                      3,713                  25                               5,723
                                                                                                      212 (A)
                                                                                                      250 (B)
                                                                                                    1,310 (C)
                                                                                                      213 (D)
                                                   --------------------------------------------------------------------------
Net (loss)                                                    (4,560)              1,310           (1,985)            (5,235)
                                                   ==========================================================================

Net (loss) income per common shares:
   Basic and diluted                                           (0.61)                                                  (0.50)
                                                   ==================                                              ==========

Weighted average number of common shares outstanding:

   Basic and diluted                                           7,450                                3,000 (E)         10,450 (F)
                                                   ==================                                              ==========


(a) Represents the historical unaudited combined statement of operations of MTM Technologies, Inc. as of September 30, 2005 derived from the consolidated financial statements included in MTM Technologies, Inc. Quarterly Report on Form 10-Q for the six months ended September 30, 2005

(b) Represents the historical unaudited statement of operations of Nexl, Inc. derived from the financial records of Nexl., Inc. as of September 30, 2005. The allocation of Nexl, Inc. historical revenue between products and services is based upon certain estimates and allocations in order to approximate the allocation methodology that would have been applied by MTM Technologies, Inc.


(A) Represents interest estimate for Nexl, Inc. secured notes payable and financing agreement for the six months ended September 30, 2005.

(B) Represents cash interest on Columbia Loan for the six months ended September 30, 2005

(C ) Represents accrued interest on the Columbia Loan for the six months ended September 30, 2005, which is payable upon maturity.

(D) Represents non-cash debt discount amortization and interest expense related to the Columbia Transaction, as if the transaction took place at the beginning of the period shown.

(E) Represents the stock consideration given as part of the Merger, as if shares were considered outstanding for the full period shown.

(F) Represents aggregate weighted average number of common shares outstanding.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2004
(IN THOUSANDS, EXCEPT FOR PER SHARE DATA)

                                                          VECTOR
                          MTM TECHNO-                     GLOBAL
                          LOGIES, INC.     NETWORK       SERVICES,        INFO
                            AND SUB-       CATALYST,    INC. AND SUB-    SYSTEMS,        NEXL,       PRO FORMA        PRO FORMA
                          SIDIARIES(A)     INC.(B)      SIDIARIES(C)     INC.(D)        INC.(E)     ADJUSTMENTS        COMBINED
                          ------------   ------------   ------------   ------------   -----------   -----------       ----------
Net revenues:
Products                  $     25,805   $     11,632   $     17,724   $     19,278   $    27,744                     $  102,183
Services                         8,150          4,059          8,464         10,042         4,896                         35,611
                          -------------------------------------------------------------------------------------------------------
                                33,955         15,691         26,188         29,320        32,640                        137,794
                          -------------------------------------------------------------------------------------------------------
Costs and expenses:
Cost of products sold           23,822         10,735         14,994         16,374        22,293                         88,218
Cost of services provided        5,989          2,711          4,403          6,853         3,934                         23,890
Selling, general and
  administrative expenses        7,267          2,025          6,435          5,466         5,596                         26,789
                          -------------------------------------------------------------------------------------------------------
                                37,078         15,471         25,832         28,693        31,823                        138,897
                          -------------------------------------------------------------------------------------------------------

Other (Income)                                                   (52)                                                        (52)
Interest (income) expense          217            130            (16)                           1                          9,613
                                                                                                           7,296 (A)
                                                                                                             212 (B)
                                                                                                             250 (C)
                                                                                                           1,310 (D)
                                                                                                             213 (E)
Income tax expense                                                              284                                          284

                          -------------------------------------------------------------------------------------------------------
Net (loss)                      (3,340)            90            424            343           816         (1,985)        (10,948)
                          =======================================================================================================


Net (loss) income per
 common shares:
   Basic and diluted      $      (0.66)                                                                               $    (1.11)
                          =============                                                                               ===========

Weighted average number
 of common shares
 outstanding:                                                                                                500 (F)
                                                                                                             434 (G)
                                                                                                             868 (H)
   Basic and diluted             5,052                                                                     3,000 (I)       9,835 (J)
                          =============                                                                               ===========


(a) Represents the historical unaudited combined statement of operations of MTM Technologies, Inc. as of September 30, 2004 derived from the consolidated financial statements included in MTM Technologies, Inc. Quarterly Report on Form 10-Q for the six months ended September 30, 2004.

(b) Represents historical unaudited statement of operations of Network Catalyst, Inc. as of September 30, 2004 derived from the financial records of Network Catalyst, Inc. for the period April 1, 2004 though date of acquisition.

(c) Represents the historical unaudited statement of operations of Vector
Global Services, Inc. and Subsidiaries as of September 30, 2004 derived from the financial records of Vector for the six months ended September 30, 2004.

(d) Represents the historical unaudited statement of operations of Info Systems, Inc. as of September 30, 2004 derived from the financial records of Info Systems for the six months ended September 30, 2004.

(e) Represents the historical unaudited statement of operations of Nexl, Inc. derived from the financial records of Nexl., Inc. as of September 30, 2004. The allocation of Nexl, Inc. historical revenue between products and services is based upon certain estimates and allocations in order to approximate the allocation methodology that would have been applied by MTM Technologies, Inc.

(A) Represents non-cash debt discount amortization and interest expense related to the A-4 $16,000,000 Convertible Subordinated Promissory Notes investment by Pequot Private Equity Fund III, LLP and Pequot Offshore Private Equity Partners III, L.P. and Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC Partners II, LLC, as if the transaction took place at the beginning of the period shown.

(B) Represents interest estimate for Nexl, Inc. secured notes payable and financing agreement for the six months ended September 30, 2004.

(C) Represents cash interest on Columbia Loan for the six months ended September 30, 2004.

(D) Represents accrued interest on the Columbia Loan for the six months ended September 30, 2004, which is payable upon maturity.

(E) Represents non-cash debt discount amortization and interest expense related to the Columbia Transaction, as if the transaction took place at the beginning of the period shown.

(F) Represents the stock consideration given as part of the acquisition of the net assets of Network Catalyst, Inc., as if shares were considered outstanding for the full period shown.

(G) Represents the stock consideration given as part of the acquisition of the net assets of Vector Global Services, Inc. and Subsidiaries., as if shares were considered outstanding for the full period shown.

(H) Represents the stock consideration given as part of the stock acquisition of Info Systems, Inc., as if shares were considered outstanding for the full period shown.

(I) Represents the stock consideration given as part of the Merger, as if shares were considered outstanding for the full period shown.

(J) Weighted average shares are calculated as if the shares issued as stock consideration for Network Catalyst, Inc., Vector Global Services, Inc. and Subsidiaries, Info Systems, Inc. and Nexl, Inc. were considered outstanding for the full period shown.

PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2005
(IN THOUSANDS, EXCEPT FOR PER SHARE DATA)

                          MTM TECHNO-                     VECTOR
                          LOGIES, INC.                    GLOBAL
                          SUBSIDIARIES     NETWORK       SERVICES         INFO        NEXL, INC.
                           (MARCH 31,      CATALYST,    INC. AND SUB-    SYSTEMS      (DECEMBER      PRO FORMA     PRO FORMA
                            2005) (A)      INC.(B)      SIDIARIES(C)     INC.(D)      31, 2004)(E)  ADJUSTMENTS     COMBINED
                          ------------   ------------   ------------   ------------   -----------   -----------    ----------
Net revenues:

Products                  $     73,161   $     10,944   $     24,920   $     32,613   $    58,045   $       -      $  199,683
Services                        28,033          4,576         10,623         21,382         9,278                      73,892
                          ----------------------------------------------------------------------------------------------------
                               101,194         15,520         35,543         53,995        67,323           -         273,575
                          ----------------------------------------------------------------------------------------------------
Costs and expenses:
Cost of products sold           64,246          9,863         20,632         31,036        45,784                     171,561
Cost of services provided       18,160          3,436          5,696         12,261         8,080                      47,633
Selling, general and
 administrative expenses        21,770          2,024          8,897         10,276        11,075                      54,042
                          ----------------------------------------------------------------------------------------------------
                               104,176         15,323         35,225         53,573        64,939           -         273,236
                          ----------------------------------------------------------------------------------------------------
Other (Income)                       -                           (53)                         (38)                        (91)
Provision (benefit) for
 income taxes                       13                           (26)           164             -                         151
Interest (income) expense        4,686            129            (26)            62             2       3,178 (A)      12,001
                                                                                                          425 (B)
                                                                                                          500 (C)
                                                                                                        2,620 (D)
                                                                                                          425 (E)

                          ----------------------------------------------------------------------------------------------------
Net (loss)                      (7,681)            68            423            196         2,420      (7,148)        (11,722)
                          ====================================================================================================

Net (loss) income per
 common shares:
   Basic and diluted      $      (1.34)                                                                            $    (1.16)
                          =============                                                                            ===========


                                                                                                          500 (F)
                                                                                                          434 (G)
Weighted average number
 of common shares
 outstanding:                                                                                             868 (H)
   Basic and diluted             5,714                                                                  3,000 (I)      10,085 (J)
                          =============                                                                            ===========


(a) Represents historical financial data of MTM Technologies, Inc. as of March 31, 2005 derived from the consolidated financial statements included in MTM Technologies, Inc. Annual Report on Form 10-K for the year ended March 31, 2005.

(b) Represents historical financial data of Network Catalyst, Inc. derived from the financial records of Network Catalyst, Inc. for the period beginning April 1, 2004 through September 17, 2004.

(c) Represents the historical financial data of Vector Global Services, Inc. and Subsidiaries derived from the financial records of Vector for the period beginning April 1, 2004 through November 30, 2004.

(d) Represents the historical financial data of Info Systems, Inc. as of derived from the financial records of Info systems, Inc. for the eleven months ending February 28, 2005.

(e) Represents the historical financial data of Nexl, Inc. from the audited financials for the year ended December 31, 2004. The allocations of Nexl, Inc. historical revenue between products and services is based upon certain estimates and allocations in order to approximate the allocation methodology that would have been applied by MTM Technologies, Inc.

(A) Represents non-cash debt discount amortization and interest expense related to the A-4 $16,000,000 Convertible Subordinated Promissory Notes investment by Pequot Private Equity Fund III, LLP and Pequot Offshore Private Equity Partners III, L.P. and Constellation Venture Capital II, L.P., Constellation Venture Capital Offshore II, L.P., The BSC Employee Fund VI, L.P. and CVC Partners II, LLC, as if the transaction took place at the beginning of the period shown.

(B) Represents interest estimate for Nexl, Inc. secured notes payable and financing agreement for the year ended March 31, 2005.

(C) Represents cash interest on Columbia Loan for the year ended March 31, 2005.

(D) Represents accrued interest on the Columbia Loan for the year ended March 31, 2005, which is payable upon maturity.

(E) Represents non-cash debt discount amortization and interest expense related to the Columbia Transaction, as if the transaction took place at the beginning of the period shown.

(F) Represents the stock consideration given as part of the Network Catalyst, Inc. acquisition of net assets, as if shares were considered outstanding for the full period shown.

(G) Represents the stock consideration given as part of the Vector Global Services, Inc. acquisition of net assets, as if shares were considered outstanding for the full period shown.

(H) Represents the stock consideration given as part of the Info Systems, Inc. stock purchase, as if shares were considered outstanding for the full period shown.

(I) Represents the stock consideration given as part of the Merger, as if shares were considered outstanding for the full period shown.

(J) Represents aggregate weighted average number of common shares outstanding.